                                                                 Exhibit (q)(2)

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that H. Michael Williams, President, Chief Executive Officer and a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and
(iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                August 17, 2007

/s/ H. Michael Williams
---------------------------
Name: H. Michael Williams

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that Jeffrey M. Lyons, a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                August 17, 2007

/s/ Jeffrey M. Lyons
------------------------------------
Name: Jeffrey M. Lyons

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                       BARCLAYS FOUNDRY INVESTMENT TRUST

Know all men by these presents that Hayne E. Leland, a Trustee of Barclays Foundry Investment Trust (the "Trust"), whose name and signature appears below, constitutes and appoints H. Michael Williams, Geoffrey D. Flynn and Leonard A. Pierce, as his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission and any and all amendments thereto, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                August 17, 2007

/s/ Hayne E. Leland
------------------------------------
Name: Hayne E. Leland